Exhibit 99.1

eGain Reports 33% Sequential Growth in SaaS Revenue and

$3.9 Million in Operating Cash Generated in Q4 2017

Sunnyvale, Calif. (September 6, 2017) – eGain (NASDAQ: EGAN), a leading provider of cloud customer engagement solutions, today announced financial results for its fiscal 2017 fourth quarter and full year ended June 30, 2017.

Fiscal 2017 Fourth Quarter Financial Highlights

•	SaaS revenue was $6.8 million, up 33% sequentially from Q3 2017.
•	Total revenue was $14.6 million, up 6% sequentially from Q3 2017.
•	Recurring revenue was $11.6 million, up 14% sequentially from Q3 2017 and 79% of total revenue.
•	Recurring revenue gross margin improved to 73%, up from 69% in Q3 2017.
•	GAAP net loss improved to $45,000, or $(0.00) per share on a basic and diluted basis, compared to a GAAP net loss of $2.5 million, or $(0.09) per share on a basic and diluted basis, for Q3 2017.
•	GAAP operating loss improved to $331,000, compared to $1.8 million in Q3 2017, and non-GAAP operating income improved to $250,000, compared to non-GAAP operating loss of $1.2 million in Q3 2017.
•	Cash generated from operations was $3.9 million, up 39% sequentially from $2.8 million in Q3 2017.
•	Non-GAAP total deferred revenue was $60.2 million as of June 30, 2017, up 13% from $53.5 million as of March 31, 2017.

Ashu Roy, eGain CEO, commented, “We are pleased to report solid sequential growth in SaaS and recurring revenue in our first quarter since completing our transition to a recurring revenue business model. We continue to gain market share with our industry leading customer engagement solutions and look forward to continued SaaS and recurring revenue growth, as well as generating operating cash in fiscal 2018.”

Fiscal 2017 Full Year Financial Highlights

•	SaaS revenue was $23.9 million, up 12% on a constant currency basis from $22.5 million in fiscal 2016.
•

Total revenue was $58.2 million, down 16% from $69.4 million in fiscal 2016, with the decrease primarily due to the expected decline in perpetual license revenue from $14.5 million in fiscal 2016 to $4.6 million in fiscal 2017, reflecting the company’s successful completion of its transition to a recurring revenue business model.

•	Recurring revenue was $43.6 million, up 10% on a constant currency basis from $42.8 million in fiscal 2016.
•	Recurring revenue gross margin was 73%, up from 71% in the same period last year.
•	GAAP net loss was $6.0 million, or $(0.22) per share on a basic and diluted basis, compared to a GAAP net loss of $6.2 million, or $(0.23) per share on a basic and diluted basis, for fiscal 2016.
•

GAAP operating loss improved to $3.7 million, compared to a GAAP operating loss of $5.9 million for fiscal 2016 and non-GAAP operating loss improved to $968,000, compared to a non-GAAP operating loss of $1.9 million for fiscal 2016.

•	Cash flow from operations improved to $5.4 million, a 184% increase compared to $1.9 million in fiscal 2016.
•

Total cash, cash equivalents and restricted cash as of June 30, 2017, was $10.6 million, compared to $11.8 million as of June 30, 2016. The company paid down approximately $5.6  million in debt during fiscal 2017.

Non-GAAP Financial Measures

These reported results include Constant Currency where noted and non-GAAP operating income/ (loss) as supplemental information relating to our operating results. Non-GAAP operating income/ (loss) is defined as operating income/ (loss) adjusted for stock-based compensation expense and amortization of acquired intangible assets. Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period. Recurring revenue is made up of SaaS revenue and legacy support revenue. SaaS revenue includes ratable revenue from cloud subscription, term and ratable licenses and associated support contracts. Legacy support is revenue associated with perpetual license arrangements the Company is no longer selling. Total deferred revenue includes both GAAP deferred revenue and non-GAAP unbilled deferred revenue that remains off balance sheet, collectively representing contractual commitments that have not been recognized as revenue. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies. eGain’s management uses these non-GAAP measures to compare the company’s performance to that of prior periods for trend analyses, and for budgeting and planning purposes. eGain believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. eGain urges investors to review the reconciliation and not to rely on any single financial measure to evaluate the company’s business.

Quarterly Conference Call

eGain will discuss its quarterly results today via teleconference at 2:00 p.m. Pacific Daylight Time. To access the live call, please dial (877) 741‑4253 (U.S. toll free) or (719) 325‑4754 (international), and give the participant pass code 1427089. A live webcast of the call and slide presentation can be accessed from the investors section at www.egain.com. A replay of the conference call will also be available via telephone beginning approximately two hours after conclusion of the call and remain in effect for one week. To access the replay dial-in information, please click here. An archive of the webcast will also be available on the investors section at www.egain.com.

About eGain

eGain customer engagement solutions power digital transformation for leading brands. Our top-rated cloud applications for social, mobile, web, and contact centers help clients deliver connected customer journeys in an omnichannel world. To learn more about eGain, visit www.egain.com.

Cautionary Note Regarding Forward-Looking Statements. This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements include our belief that we have successfully completed our transition to a SaaS based business, that we are seeing and will continue to see benefits to the Company from this transition, including growth in market share, SaaS and recurring revenue growth, and generating operating cash, among other matters.  The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the Company’s results could differ materially from the results expressed or implied by the forward-looking statements we make. The risks and uncertainties referred to above include, but are not limited to: risks that our SaaS based revenue model and lengthy sales cycles may negatively affect our operating results; currency risks; our ability to capitalize on customer engagement; the success of organization changes; risks related to our reliance on a relatively small number of customers for a substantial portion of our revenue; our ability to compete successfully and manage growth; our ability to develop and expand strategic and third party distribution channels; risks associated with new product releases; risks related to our international operations; our ability to invest resources to improve our products and continue to innovate; and other risks detailed from time to time in eGain’s filings with the Securities and Exchange Commission, including eGain’s annual report on Form 10‑K filed on September 13, 2016 and quarterly reports on Form 10‑Q for the quarters ended September 30, 2016 and December 31, 2016, and March 31, 2017 which are available on the Securities and Exchange Commission’s Web site at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. The Company assumes no obligation to update these forward-looking statements.

eGain, the eGain logo, and all other eGain product names and slogans are trademarks or registered trademarks of eGain Corp. in the United States and/or other countries. All other company names and products mentioned in this release may be trademarks or registered trademarks of the respective companies.

MKR Group Investor Relations

Todd Kehrli or Jim Byers

Phone: 323‑468‑2300

Email: egain@mkr-group.com

eGain Corporation
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	June 30, 2017	June 30, 2016
ASSETS
Current assets:
Cash and cash equivalents	$10,627	$11,780
Restricted cash	6	5
Accounts receivable, net	7,201	11,876
Deferred commissions	690	787
Prepaid expenses	1,737	1,480
Other current assets	370	426
Total current assets	20,631	26,354
Property and equipment, net	1,059	1,688
Deferred commissions, net of current portion	694	325
Intangible assets, net	2,748	4,839
Goodwill	13,186	13,186
Other assets	1,433	1,671
Total assets	$39,751	$48,063

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable	$2,363	$2,099
Accrued compensation	4,339	5,642
Accrued liabilities	2,364	5,670
Deferred revenue	18,332	12,672
Capital lease obligations	108	329
Bank borrowings	805	828
Total current liabilities	28,311	27,240
Deferred revenue, net of current portion	4,887	3,045
Capital lease obligations, net of current portion	42	153
Bank borrowings, net of current portion	14,802	20,223
Other long-term liabilities	1,330	1,679
Total liabilities	49,372	52,340
Stockholders' deficit:
Common stock	27	27
Additional paid-in capital	343,367	342,689
Notes receivable from stockholders	(83)	(81)
Accumulated other comprehensive loss	(1,663)	(1,663)
Accumulated deficit	(351,269)	(345,249)
Total stockholders' deficit	(9,621)	(4,277)
Total liabilities and stockholders' deficit	$39,751	$48,063

eGain Corporation
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Twelve Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Revenue:
Recurring	$11,603	$10,828	$43,585	$42,783
License	333	3,807	4,557	14,466
Professional services	2,685	2,987	10,073	12,126
Total revenue	14,621	17,622	58,215	69,375
Cost of recurring	3,080	3,065	11,956	12,401
Cost of license	15	5	50	29
Cost of professional services	2,318	2,450	9,193	11,259
Total cost of revenue	5,413	5,520	21,199	23,689
Gross profit	9,208	12,102	37,016	45,686
Operating expenses:
Research and development	3,487	3,939	13,753	16,063
Sales and marketing	4,553	6,311	20,436	27,722
General and administrative	1,499	1,743	6,552	7,774
Total operating expenses	9,539	11,993	40,741	51,559
Income (loss) from operations	(331)	109	(3,725)	(5,873)
Interest expense, net	(379)	(437)	(1,730)	(1,958)
Other income (expense), net	(79)	217	(32)	728
Loss before income tax provision	(789)	(111)	(5,487)	(7,103)
Income tax benefit (provision)	744	1,488	(533)	863
Net income (loss)	$(45)	$1,377	$(6,020)	$(6,240)

Per share information:
Basic net income (loss) per common share	$(0.00)	$0.05	$(0.22)	$(0.23)
Weighted average shares used in computing basic net income (loss) per common share	27,114	27,096	27,108	27,056
Diluted net income (loss) per common share	$(0.00)	$0.05	$(0.22)	$(0.23)
Weighted average shares used in computing diluted net income (loss) per common share	27,114	27,607	27,108	27,056

Summary of amortization of purchased intangibles from business combinations in the costs and expenses above:
Cost of revenue	$67	$67	$268	$268
Research and development	436	437	1,747	1,748
Sales and marketing	—	173	67	690
General and administrative	—	18	8	75
	$503	$695	$2,090	$2,781

Summary of stock-based compensation included in the costs and expenses above:
Cost of revenue	$19	$45	$131	$249
Research and development	55	98	281	472
Sales and marketing	(37)	53	80	169
General and administrative	41	4	175	298
	$78	$200	$667	$1,188

eGain Corporation
GAAP to Non-GAAP Reconciliation Table
(in thousands)
(unaudited)
	Three Months Ended		Twelve Months Ended
	June 30,		June 30,
	2017	2016	2017	2016

Income (loss) from operations	$(331)	$109	$(3,725)	$(5,873)
Add: Stock-based compensation expense	78	200	667	1,188
Amortization of acquired intangible assets	503	695	2,090	2,781
Non-GAAP income (loss) from operations	$250	$1,004	$(968)	$(1,904)

eGain Corporation
Other GAAP to Non-GAAP Supplemental Financial Information
(in thousands)
(unaudited)

	June 30,		Growth	Constant currency	March 31,		Growth	Constant currency
	2017	2016	rates	growth rates [1]	2017		rates	growth rates [1]
Total Deferred Revenue
- GAAP deferred revenue on balance sheet	$23,219	$15,717			$19,662
- Unbilled and uncollected contractual commitments	36,981	31,095			33,838
	$60,200	$46,812	29%	30%	$53,500		13%	11%

	Three Months Ended				Twelve Months Ended
	June 30,		Growth	Constant currency	June 30,		Growth	Constant currency
	2017	2016	rates	growth rates [4]	2017	2016	rates	growth rates [1]

Revenue:
- SaaS Revenue	$6,803	$5,496	24%	29%	$23,921	$22,492	6%	12%
- Legacy Support	4,800	5,332	-10%	-3%	19,664	20,291	-3%	7%
GAAP Recurring	$11,603	$10,828	7%	13%	$43,585	$42,783	2%	10%
GAAP License	333	3,807	-91%	-90%	4,557	14,466	-68%	-65%
GAAP Professional services	2,685	2,987	-10%	-4%	10,073	12,126	-17%	-9%
GAAP Total revenue	$14,621	$17,622	-17%	-12%	$58,215	$69,375	-16%	-9%

Cost of revenue:
GAAP recurring	$3,080	$3,065			$11,956	$12,401
Add back:
Amortization of acquired intangible assets	(67)	(67)			(268)	(268)
Non-GAAP recurring	$3,013	$2,998			$11,688	$12,133

GAAP professional services	$2,318	$2,450			$9,193	$11,259
Add back:
Stock-based compensation expense	(19)	(45)			(131)	(249)
Non-GAAP professional services	$2,299	$2,405			$9,062	$11,010

GAAP total cost of revenue	$5,413	$5,520			$21,199	$23,689
Add back:
Stock-based compensation expense	(19)	(45)			(131)	(249)
Amortization of acquired intangible assets	(67)	(67)			(268)	(268)
Non-GAAP total cost of revenue	$5,327	$5,408	-1%	5%	$20,800	$23,172	-10%	-4%

Gross profit:
Non-GAAP recurring	$8,590	$7,830			$31,897	$30,650
Non-GAAP license	318	3,802			4,507	14,437
Non-GAAP professional services	386	582			1,011	1,116
Non-GAAP gross profit	$9,294	$12,214	-24%	-18%	$37,415	$46,203	-19%	-11%

Operating expenses:
GAAP research and development	$3,487	$3,939			$13,753	$16,063
Add back:
Stock-based compensation expense	(55)	(98)			(281)	(472)
Amortization of acquired intangible assets	(436)	(437)			(1,747)	(1,748)
Non-GAAP research and development	$2,996	$3,404	-12%	-7%	$11,725	$13,843	-15%	-10%

GAAP sales and marketing	$4,553	$6,311			$20,436	$27,722
Add back:
Stock-based compensation expense	37	(53)			(80)	(169)
Amortization of acquired intangible assets	—	(173)			(67)	(690)
Non-GAAP sales and marketing	$4,590	$6,085	-25%	-19%	$20,289	$26,863	-24%	-19%

GAAP general and administrative	$1,499	$1,743			$6,552	$7,774
Add back:
Stock-based compensation expense	(41)	(4)			(175)	(298)
Amortization of acquired intangible assets	—	(18)			(8)	(75)
Non-GAAP general and administrative	$1,458	$1,721	-15%	-11%	$6,369	$7,401	-14%	-10%

GAAP operating expenses	$9,539	$11,993			$40,741	$51,559
Add back:
Stock-based compensation expense	(59)	(155)			(536)	(939)
Amortization of acquired intangible assets	(436)	(628)			(1,822)	(2,513)
Non-GAAP operating expenses	$9,044	$11,210	-19%	-13%	$38,383	$48,107	-20%	-15%

[1]

Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.